Summary Prospectus	April 28, 2014
AMG GW&K Municipal Bond Fund
(formerly GW&K Municipal Bond Fund)
Investor Class: GWMTX	Service Class: GWMSX	Institutional Class: GWMIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus dated April 28, 2014, and statement of additional information, dated April 28, 2014, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG GW&K Municipal Bond Fund's (the “Fund”) investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.55%	0.52%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.16%	0.88%	0.71%
Fee Waiver and Expense Reimbursements[3]	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	0.80%	0.52%	0.35%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses had been included, Other Expenses of the Investor Class, Service Class and Institutional Class would have been 0.57%, 0.54%, and 0.37%, respectively.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.34% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (exclusive of the items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 0.84%, 0.59% and 0.34%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated in the event the Investment Manager ceases to be the investment manager of the Fund or by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$82	$333	$604	$1,377
Service Class	$53	$245	$452	$1,051
Institutional Class	$36	$191	$360	$ 849
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 100% of the

SUM029-0414

AMG GW&K Municipal Bond Fund SUMMARY PROSPECTUS

Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax.
Gannett Welsh & Kotler, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), normally invests in municipal bonds that are rated “investment grade” by a nationally recognized statistical rating organization, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Services (“S&P”). Investment grade securities are rated at least in the BBB/Baa major ratings categories by S&P or Moody’s, respectively. From time to time, the Fund may invest in unrated municipal bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. The Fund expects that the average credit rating of the Fund’s portfolio will be AA under the S&P ratings categories. The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 6 to 12 years. The Fund expects to maintain a duration of +/- 25% of the duration of the Fund’s benchmark (the Barclays Capital 10-Year Municipal Bond Index), which was 6.20 years as of March 31, 2014. The Fund’s average weighted portfolio maturity and duration may vary from time to time depending on the Subadvisor’s views on the direction of interest rates.
In selecting municipal bonds, the Subadvisor uses a bottom-up, research-driven process based on knowledge of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Subadvisor typically invests for the long-term and seeks opportunities across the yield curve while retaining flexibility to react to interest rate shifts. Although the Fund invests nationally and seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit Risk—the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.
Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.
Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.
Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.
Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/13 (Service Class)
Best Quarter: 6.66% (3rd Quarter 2009)
Worst Quarter: -3.69% (4th Quarter 2010)
Average Annual Total Returns as of 12/31/13
AMG GW&K Municipal Bond Fund	1 Year	Since Inception
Investor Class Return Before Taxes
	-2.59%	5.14%
Service Class Return Before Taxes
	-2.24%	5.39%

2	AMG Funds

AMG GW&K Municipal Bond Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/13 (continued)
AMG GW&K Municipal Bond Fund	1 Year	Since Inception
Service Class Return After Taxes on Distributions
	-2.37%	5.22%
Service Class Return After Taxes on Distributions and Sale of Fund Shares
	-0.48%	4.75%
Institutional Class Return Before Taxes
	-2.02%	5.69%
Barclays 10-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)
	-2.17%	5.49% [1]
[1]	Index performance shown reflects the performance of the Index since the inception of the Fund.
The inception date for the Investor Class, Service Class and Institutional Class of the Fund is June 30, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Gannett Welsh & Kotler, LLC
Portfolio Managers
Nancy G. Angell, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 06/09.
John B. Fox, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 06/09.
Martin R. Tourigny, CFA
Partner of GW&K; Portfolio Manager of the Fund since 06/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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